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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: AUGUST 14, 2002

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


  Maryland                     0-2525                    31-0724920
-------------            ---------------------           ----------
(STATE OR OTHER          (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                              ---------------------




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

EXHIBIT NUMBER
--------------

99.1 STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER, DATED AUGUST 14, 2002.

99.2 STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER, DATED AUGUST 14, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

On August 14, 2002, each of the Principal Executive Officer, Thomas E. Hoaglin, and the Principal Financial Officer, Michael J. McMennamin, of Huntington Bancshares Incorporated ("Huntington") submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       HUNTINGTON BANCSHARES INCORPORATED

     Date: August 14, 2002            By: /s/ Michael J. McMennamin
                                          ------------------------------------
                                          Michael J. McMennamin, Vice Chairman,
                                          Chief Financial Officer, and Treasurer




                                  EXHIBIT INDEX

     Exhibit No.      Description

     Exhibit 99.1 Statement Under Oath of Principal Executive Officer, dated August 14, 2002.

     Exhibit 99.2 Statement Under Oath of Principal Financial Officer, dated August 14, 2002.